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EXHIBIT 23.1


                [Letterhead of Stark Winter Schenkein & Co., LLP]



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the reference of our firm under the caption "Experts" and to the use of our report on the December 31, 2001 financial statements in the Registration Statement Form S-8 dated February 14, 2003 of FTS Apparel, Inc. for the registration of 1,900,000 shares.


/s/  Stark  Winter  Schenkein  &  Co.,  LLP

February  14,  2003
Denver, Colorado



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